TrueShares Structured Outcome (April) ETF
Schedule of Investments
March 31, 2025 (Unaudited)

PURCHASED OPTIONS - 7.3%	Notional Amount	Contracts	Value
Call Options - 7.3%			$–
SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $559.39 (a)(b)	$20,921,186	374	$1,826,242
TOTAL PURCHASED OPTIONS (Cost $1,827,010)			1,826,242

SHORT-TERM INVESTMENTS - 94.4%			Value
Money Market Funds - 0.1%		Shares
First American Treasury Obligations Fund - Class X, 4.25% (c)		24,378	24,378

U.S. Treasury Bills - 94.3%		Par
4.03%, 03/19/2026 (d)(e)		24,547,000	23,619,356
TOTAL SHORT-TERM INVESTMENTS (Cost $23,640,879)			23,643,734

TOTAL INVESTMENTS - 101.7% (Cost $25,467,889)			25,469,976
Liabilities in Excess of Other Assets - (1.7)%			(431,186)
TOTAL NET ASSETS - 100.0%			$25,038,790
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	The rate shown is the annualized effective yield as of March 31, 2025.
(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $9,621,800 which represented 38.4% of net assets.

TrueShares Structured Outcome (April) ETF
Schedule of Written Options
March 31, 2025 (Unaudited)

WRITTEN OPTIONS - (3.4)%	Notional Amount	Contracts	Value
Put Options - (3.4)%
SPDR S&P 500 ETF Trust (a)(b)		–	$–
Expiration: 03/31/2025; Exercise Price: $470.76	(29,144,219)	(521)	0
Expiration: 03/31/2026; Exercise Price: $503.45	(27,857,622)	(498)	(845,106)

TOTAL WRITTEN OPTIONS (Premiums received $857,899)			$(845,106)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

TrueShares Structured Outcome (April) ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$1,826,242	$–	$1,826,242
Written Options	–	–	–	–
Money Market Funds	24,378	–	–	24,378
U.S. Treasury Bills	–	23,619,357	–	23,619,357
Total Investments	$24,378	$25,445,599	$–	$25,469,977

Liabilities:
Investments:
Written Options	$–	$(845,106)	$–	$(845,106)
Total Investments	$–	$(845,106)	$–	$(845,106)

Refer to the Schedule of Investments for further disaggregation of investment categories.

The accompanying notes are an integral part of these financial statements.